Exhibit q

POWER OF ATTORNEY

The undersigned officer of:

Eaton Vance Insured Massachusetts Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured New Jersey Municipal Bond Fund
Eaton Vance Massachusetts Municipal Income Trust
Eaton Vance Municipal Income Trust
Eaton Vance Municipals Trust
Eaton Vance New Jersey Municipal Income Trust

each a Massachusetts business trust (the “Trusts”), (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for me, to sign in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

/s/ Robert B. MacIntosh	President	November 1, 2005
Robert B. MacIntosh

POWER OF ATTORNEY

The undersigned officer of:

Eaton Vance Advisers Senior Floating-Rate Fund	Eaton Vance Michigan Municipal Income Trust
Eaton Vance California Municipal Income Trust	Eaton Vance Municipal Income Trust
Eaton Vance Enhanced Equity Income Fund	Eaton Vance Municipals Trust
Eaton Vance Enhanced Equity Income Fund II	Eaton Vance Municipals Trust II
Eaton Vance Floating-Rate Income Trust	Eaton Vance Mutual Funds Trust
Eaton Vance Florida Municipal Income Trust	Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Global Enhanced Equity Income Fund	Eaton Vance New York Municipal Income Trust
Eaton Vance Growth Trust	Eaton Vance Ohio Municipal Income Trust
Eaton Vance Institutional Senior Floating-Rate Fund	Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Prime Rate Reserves
Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Senior Floating-Rate Trust
Eaton Vance Insured Florida Municipal Bond Fund	Eaton Vance Senior Income Trust
Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Series Trust II
Eaton Vance Insured Michigan Municipal Bond Fund	Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Insured Municipal Bond Fund	Eaton Vance Special Investment Trust
Eaton Vance Insured Municipal Bond Fund II	EV Classic Senior Floating-Rate Fund
Eaton Vance Insured New Jersey Municipal Bond Fund	Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Insured New York Municipal Bond Fund	Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Insured New York Municipal Bond Fund II	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Insured Ohio Municipal Bond Fund	Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund	Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Investment Trust	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Limited Duration Income Fund	Eaton Vance Variable Trust
Eaton Vance Massachusetts Municipal Income Trust

each a Massachusetts business trust (the “Trusts”), (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for me, to sign in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

/s/ Barbara E. Campbell	Treasurer	November 1, 2005
Barbara E. Campbell

POWER OF ATTORNEY

We, the undersigned Trustees of
Eaton Vance Advisers Senior Floating-Rate Fund	Eaton Vance Limited Duration Income Fund
Eaton Vance Enhanced Equity Income Fund	Eaton Vance Municipals Trust
Eaton Vance Enhanced Equity Income Fund II	Eaton Vance Municipals Trust II
Eaton Vance Floating-Rate Income Trust	Eaton Vance Mutual Funds Trust
Eaton Vance Global Enhanced Equity Income Fund	Eaton Vance Prime Rate Reserves
Eaton Vance Growth Trust	Eaton Vance Senior Floating-Rate Trust
Eaton Vance Institutional Senior Floating-Rate Fund	Eaton Vance Senior Income Trust
Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Series Trust
Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Series Trust II
Eaton Vance Insured Florida Municipal Bond Fund	Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Special Investment Trust
Eaton Vance Insured Michigan Municipal Bond Fund	EV Classic Senior Floating-Rate Fund
Eaton Vance Insured Municipal Bond Fund	Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Insured Municipal Bond Fund II	Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Insured New Jersey Bond Fund	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Insured New York Municipal Bond Fund	Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Insured New York Municipal Bond Fund II	Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Insured Ohio Municipal Bond Fund	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund	Eaton Vance Variable Trust
Eaton Vance Investment Trust

each a Massachusetts business trust (the “Trusts”), (do hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

/s/ Benjamin C. Esty	Trustee	November 1, 2005
Benjamin C. Esty

/s/ James B. Hawkes	Trustee	November 1, 2005
James B. Hawkes

/s/ Samuel L. Hayes, III	Trustee	November 1, 2005
Samuel L. Hayes, III

/s/ William H. Park	Trustee	November 1, 2005
William H. Park

/s/ Ronald A. Pearlman	Trustee	November 1, 2005
Ronald A. Pearlman

/s/ Norton H. Reamer	Trustee	November 1, 2005
Norton H. Reamer

/s/ Lynn A. Stout	Trustee	November 1, 2005
Lynn A. Stout

/s/ Ralph F. Verni	Trustee	November 1, 2005
Ralph F. Verni